                                                                    EXHIBIT 99.4

              Unaudited Pro Forma Condensed Combined Balance Sheet
                            As of September 30, 1999

                                                                           Bay         Greater Bay
                                                          Greater       Commercial    & Bay Commercial
                                                           Bay           Services     Services Combined     Coast    Adjustments(1)
                                                           ----          --------     -----------------     -----    -------------
Assets
   Cash an due from banks                              $   98,863        $  9,452        $  108,315        $ 18,746      $  --
   Federal funds sold                                     183,800           4,500           188,300           6,800         --
   Other short-term securities                             38,936             --             38,936             --          --
   Securities available-for-sale                          277,187          21,432           298,619         116,729         --
   Securities held-to-maturity and
     other                                                127,460           7,296           134,756            --           --
   Total loans, net                                     1,454,339         105,742         1,560,081         189,318         --
   Property, premises and
      equipment                                            15,724           1,958            17,682           2,124         --
   Interest receivable and other
      assets                                               87,578           1,376            88,954          16,371         --
                                                       -------------------------------------------------------------------------
         Total assets                                  $2,283,887        $151,756        $2,435,643        $350,088      $  --
                                                       =========================================================================

Liabilities
   Total Deposits                                      $2,032,737        $136,523        $2,169,260        $282,799      $  --
   Other borrowings                                        52,000             678            52,678          31,500         --
   Subordinated debt                                         --              --                --              --           --
   Other liabilities                                       29,112           1,106            30,218           3,856        2,500
   Trust Preferred Securities                              50,000            --              50,000            --           --
                                                       -------------------------------------------------------------------------
Total liabilities                                       2,163,849         138,307         2,302,156         318,155        2,500
                                                       -------------------------------------------------------------------------
Shareholders' equity                                      120,038          13,449           133,487          31,933       (2,500)
                                                       -------------------------------------------------------------------------
       Total liabilities and shareholders' equity      $2,283,887        $151,756        $2,435,643        $350,088      $  --
                                                       =========================================================================

                                                      Greater Bay, Bay                                   Greater Bay, Bay
                                                    Commercial Services                                 Commercial Services,
                                                          & Coast                                       Coast & Mt. Diablo
                                                          Combined       Mt. Diablo  Adjustments (1)         Combined (2)
                                                          --------       ----------  --------------         ----------
Assets
   Cash an due from banks                              $  127,061        $ 13,427        $  --             $  140,488
   Federal funds sold                                     195,100           8,800           --                203,900
   Other short-term securities                             38,936             --            --                 38,936
   Securities available-for-sale                          415,348          24,476           --                439,824
   Securities held-to-maturity and
     other                                                134,756             378           --                135,134
   Total loans, net                                     1,749,399         150,422           --              1,899,821
   Property, premises and
      equipment                                            19,806           2,660           --                 22,466
   Interest receivable and other
      assets                                              105,325           5,544           --                110,869
                                                       --------------------------------------------------------------
         Total assets                                  $2,785,731        $205,707        $  --             $2,991,438
                                                       ==============================================================

Liabilities
   Total Deposits                                       2,452,059        $190,223        $  --              2,642,282
   Other borrowings                                        84,178             --            --                 84,178
   Subordinated debt                                          --              --            --
   Other liabilities                                       36,574           3,364         1,800                41,738
   Trust Preferred Securities                              50,000             --            --                 50,000
                                                       --------------------------------------------------------------
Total liabilities                                       2,622,811         193,587         1,800             2,818,198
                                                       --------------------------------------------------------------
Shareholders' equity                                      162,920          12,120        (1,800)              173,240
                                                       --------------------------------------------------------------
       Total liabilities and shareholders' equity      $2,785,731        $205,707        $  --             $2,991,438
                                                       ==============================================================

(1) The table above reflects all nonrecurring Mt. Diablo and Coast estimated merger-related costs as of September 30, 1999, but does not reflect the merger-related costs related to the Greater Bay/Bay Commercial Services merger. The nonrecurring Mt. Diablo and Coast estimated merger-related costs are not included on the unaudited pro forma condensed combined statement of operations but are included on the unaudited pro forma condensed combined balance sheet as a reduction to shareholders' equity, net of a $950,000 and $1.4 million tax benefit, respectively. These costs will be charged to expense immediately following

(2) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).

        Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the Nine Months Ended September 30, 1999
                   (in thousands, except per share amounts)



                                                                                       Bay          Greater Bay
                                                                        Greater     Commercial    & Bay Commercial
                                                                          Bay        Services     Services Combined     Coast
                                                                          ---        --------     -----------------     -----
Interest on loans                                                   $    90,946    $    6,996     $    97,942       $   13,603
Interest on investment securities                                        17,905         1,264          19,169            5,086
Other interest income                                                     7,361           110           7,471              691
                                                                    ----------------------------------------------------------
   Total interest income                                                116,212         8,370         124,582           19,380
Interest on deposits                                                     41,315         2,725          44,040            4,476
Other interest expense                                                    6,399            25           6,424              668
                                                                    ----------------------------------------------------------
Net interest income                                                      68,498         5,620          74,118           14,236
Provision for loans losses                                                6,075           161           6,236              -
                                                                    ----------------------------------------------------------
Net interest income after provision for loan losses                      62,423         5,459          67,882           14,236
Other income                                                              9,643           716          10,359            3,853
Operating expenses                                                       40,402         4,353          44,755            9,884
                                                                    ----------------------------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and extraordinary
  items                                                                  31,664         1,822          33,486            8,205
Provision for income taxes                                               12,052           669          12,721            3,202
                                                                    ----------------------------------------------------------
Net income before merger and other related nonrecurring costs            19,612         1,153          20,765            5,003
Merger and other related nonrecurring costs, net tax                      2,491           -             2,491              -
                                                                    ----------------------------------------------------------
Income before extraordinary items                                        17,121         1,153          18,274            5,003
Extraordinary items                                                         (88)          -               (88)             -
                                                                    ----------------------------------------------------------
   Net income                                                       $    17,033    $    1,153     $    18,186       $    5,003
                                                                    ==========================================================

Net income per share - basic (1)                                    $      1.75    $     0.91     $      1.72       $     1.05
                                                                    ==========================================================

Average common shares outstanding (2)                                11,189,000     1,269,000      12,056,108        4,784,000
                                                                    ==========================================================

Net income per share - diluted (1)                                  $      1.66    $     0.87     $      1.63       $     1.02
                                                                    ==========================================================

Average common and common equivalent shares
   outstanding (2)                                                   11,810,000     1,325,156      12,715,479        4,900,000
                                                                    ==========================================================


                                                                                   Commercial Services
                                                                                        & Coast
                                                                      Adjustments      Combined     Mt. Diablo    Adjustments
                                                                      ------------     --------    -----------    -----------
Interest on loans                                                   $     -         $   111,545    $    9,295    $      -
Interest on investment securities                                         -              24,255         1,044           -
Other interest income                                                     -               8,162           300           -
                                                                    ---------------------------------------------------------
   Total interest income                                                  -             143,962        10,639           -
Interest on deposits                                                      -              48,516         3,578           -
Other interest expense                                                    -               7,092          -              -
                                                                    ---------------------------------------------------------
Net interest income                                                       -              88,354         7,061           -
Provision for loans losses                                                -               6,236           596           -
                                                                    ---------------------------------------------------------
Net interest income after provision for loan losses                       -              82,118         6,465           -
Other income                                                              -              14,212         1,233           -
Operating expenses                                                        -              54,639         4,238           -
                                                                    ---------------------------------------------------------
Income before provision for income taxes and                                                -
  merger and other related nonrecurring costs and extraordinary
  items                                                                   -              41,691         3,460           -
Provision for income taxes                                                -              15,923         1,414           -
                                                                    ---------------------------------------------------------
Net income before merger and other related nonrecurring costs             -              25,768         2,046           -
Merger and other related nonrecurring costs, net tax                      -               2,491           -             -
                                                                    ---------------------------------------------------------
Income before extraordinary items                                         -              23,277         2,046           -
Extraordinary items                                                       -                 (88)          -             -
                                                                    ----------------------------------------------------------
   Net income                                                       $     -         $    23,189    $    2,046    $      -
                                                                    =========================================================

Net income per share - basic (1)                                    $     -         $      1.70    $     1.68    $      -
                                                                    =========================================================

Average common shares outstanding (2)                                (1,703,104)     15,137,004     1,215,000      (104,612)
                                                                    =========================================================

Net income per share - diluted (1)                                  $       -       $      1.62    $     1.43    $     -
                                                                    =========================================================

Average common and common equivalent shares
   outstanding (2)                                                  (1,744,400)      15,871,079     1,431,000     (123,209)
                                                                    =========================================================

                                                                           Greater Bay, Bay
                                                                           Commercial Services,
                                                                           Coast & Mt. Diablo
                                                                               Combined (3)
                                                                               --------
Interest on loans                                                          $    120,840
Interest on investment securities                                                25,299
Other interest income                                                             8,462
                                                                           ------------
   Total interest income                                                        154,601
Interest on deposits                                                             52,094
Other interest expense                                                            7,092
                                                                           ------------
Net interest income                                                              95,415
Provision for loans losses                                                        6,832
                                                                           ------------
Net interest income after provision for loan losses                              88,583
Other income                                                                     15,445
Operating expenses                                                               58,877
                                                                           ------------
Income before provision for income taxes and                                         -
  merger and other related nonrecurring costs and extraordinary
  items                                                                          45,151
Provision for income taxes                                                       17,337
                                                                           ------------
Net income before merger and other related nonrecurring costs                    27,814
Merger and other related nonrecurring costs, net tax                              2,491
                                                                           ------------
Income before extraordinary items                                                25,323
Extraordinary items                                                                 (88)
                                                                           ------------
   Net income                                                              $     25,235
                                                                           ============

Net income per share - basic (1)                                           $       1.71
                                                                           ============

Average common shares outstanding (2)                                        16,247,392
                                                                           ============

Net income per share - diluted (1)                                         $       1.62
                                                                           ============

Average common and common equivalent shares
   outstanding (2)                                                           17,178,870
                                                                           ============


(1) Before merger and other related nonrecurring costs and extraordinary items
(2) Calculated as the historical Greater Bay weighted average shares plus the historical Mt. Diablo and Coast weighted average shares adjusted for the assumed conversion ratio of 0.9139 and 0.644, respectively.
(3) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).

        Unaudited Pro Forma Condensed Combined Statement of Operations
                 For the Nine Months Ended September 30, 1998
                   (in thousands, except per share amounts)



                                                                                            Bay        Greater Bay
                                                                            Greater      Commercial   & Bay Commercial
                                                                              Bay         Services   Services Combined     Coast
                                                                              ---         --------   -----------------    -------
Interest on loans                                                        $    68,973     $    6,085     $     75,058   $   12,496
Interest on investment securities                                             14,288          1,102           15,390        4,280
Other interest income                                                          8,385            317            8,702          949
                                                                         --------------------------------------------------------
   Total interest income                                                      91,646          7,504           99,150       17,725
Interest on deposits                                                          31,883          2,524           34,407        3,975
Other interest expense                                                         5,822             49            5,871        1,033
                                                                         --------------------------------------------------------
Net interest income                                                           53,941          4,931           58,872       12,717
Provision for loans losses                                                     4,294             99            4,393          225
                                                                         --------------------------------------------------------
Net interest income after provision for loan losses                           49,647          4,832           54,479       12,492
Other income                                                                   6,619            723            7,342        4,554
Operating expenses                                                            34,210          4,193           38,403        9,038
                                                                         --------------------------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and extraordinary items         22,056          1,362           23,418        8,008
Provision for income taxes                                                     7,427            478            7,905        3,327
                                                                         --------------------------------------------------------
Net income before merger and other related nonrecurring costs                 14,629            884           15,513        4,681
Merger and other related nonrecurring costs, net tax                           1,314            -              1,314          -
                                                                         --------------------------------------------------------
Income before extraordinary items                                             13,315            884           14,199        4,681
Extraordinary items                                                              -              -                -            -
                                                                         --------------------------------------------------------
   Net income                                                            $    13,315     $      884       $   14,199   $    4,681
                                                                         ========================================================

Net income per share - basic (1)                                         $      1.35     $     0.82       $     1.34   $     0.97
                                                                         ========================================================

Average common shares outstanding (2)                                     10,848,000     $1,080,000       11,585,964    4,816,000
                                                                         ========================================================

Net income per share - diluted (1)                                       $      1.26     $     0.69      $      1.24   $     0.94
                                                                         ========================================================
Average common and common equivalent shares
   outstanding (2)                                                        11,649,000      1,280,000       12,523,624    4,957,000
                                                                         ========================================================

                                                                                         Greater Bay, Bay
                                                                                         Commercial Services
                                                                                              & Coast
                                                                           Adjustments       Combined        Mt. Diablo
                                                                           -----------       --------        ----------
Interest on loans                                                         $       -       $    87,554      $    6,523
Interest on investment securities                                                 -            19,670             679
Other interest income                                                             -             9,651             500
                                                                          -------------------------------------------
   Total interest income                                                          -           116,875           7,702
Interest on deposits                                                              -            38,382           3,018
Other interest expense                                                            -             6,904             -
                                                                          -------------------------------------------
Net interest income                                                               -            71,589           4,684
Provision for loans losses                                                        -             4,618             650
                                                                          -------------------------------------------
Net interest income after provision for loan losses                               -            66,971           4,034
Other income                                                                      -            11,896             486
Operating expenses                                                                -            47,441           3,178
                                                                          -------------------------------------------
Income before provision for income taxes and                                                      -
  merger and other related nonrecurring costs and extraordinary items             -            31,426           1,342
Provision for income taxes                                                        -            11,232             546
                                                                          -------------------------------------------
Net income before merger and other related nonrecurring costs                     -            20,194             796
Merger and other related nonrecurring costs, net tax                              -             1,314             -
                                                                          -------------------------------------------
Income before extraordinary items                                                 -            18,880             796
Extraordinary items                                                               -               -               -
                                                                          -------------------------------------------
   Net income                                                             $       -       $    18,880      $      796
                                                                          ===========================================

Net income per share - basic (1)                                          $       -       $      1.37      $     0.66
                                                                          ===========================================

Average common shares outstanding (2)                                      (1,714,496)     14,687,468       1,215,000
                                                                          ===========================================

Net income per share - diluted (1)                                        $       -       $      1.28      $     0.59
                                                                          ===========================================
Average common and common equivalent shares
   outstanding (2)                                                         (1,764,692)     15,715,932       1,352,000
                                                                          ===========================================


                                                                                      Greater Bay, Bay
                                                                                     Commercial Services
                                                                                      Coast & Mt. Diablo
                                                                      Adjustments        Combined (3)
                                                                      -----------        --------
Interest on loans                                                    $     -         $    94,077
Interest on investment securities                                          -              20,349
Other interest income                                                      -              10,151
                                                                     ---------------------------
   Total interest income                                                   -             124,577
Interest on deposits                                                       -              41,400
Other interest expense                                                     -               6,904
                                                                     ---------------------------
Net interest income                                                        -              76,273
Provision for loans losses                                                 -               5,268
                                                                     ---------------------------
Net interest income after provision for loan losses                        -              71,005
Other income                                                               -              12,382
Operating expenses                                                         -              50,619
                                                                     ---------------------------
Income before provision for income taxes and                                                  -
  merger and other related nonrecurring costs and extraordinary items      -              32,768
Provision for income taxes                                                 -              11,778
                                                                     ---------------------------
Net income before merger and other related nonrecurring costs              -              20,990
Merger and other related nonrecurring costs, net tax                       -               1,314
                                                                     ---------------------------
Income before extraordinary items                                          -              19,676
Extraordinary items                                                        -                  -
                                                                     ---------------------------
   Net income                                                        $     -         $    19,676
                                                                     ===========================

Net income per share - basic (1)                                     $     -         $      1.33
                                                                     ===========================

Average common shares outstanding (2)                                   (104,612)     15,797,856
                                                                     ===========================

Net income per share - diluted (1)                                   $       -       $      1.24
                                                                     ===========================
Average common and common equivalent shares
   outstanding (2)                                                      (116,407)     16,951,525
                                                                     ===========================


(1) Before merger and other related nonrecurring costs and extraordinary items
(2) Calculated as the historical Greater Bay weighted average shares plus the historical Mt. Diablo and Coast weighted average shares adjusted for the assumed conversion ratio of 0.9139 and 0.644, respectively.
(3) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).

     Unaudited Pro Forma Condensed Combined Statement of Operations
                  For the Year Ended December 31, 1998
                (in thousands, except per share amounts)


                                                                                              Bay         Greater Bay
                                                                              Greater      Commercial   & Bay Commercial
                                                                                Bay         Services    Services Combined    Coast
                                                                                ---         --------    -----------------    -----
Interest on loans                                                          $    93,915      $  8,177      $  102,092       $16,891
Interest on investment securities                                               20,075         2,023          22,098         5,848
Other interest income                                                           10,808           -            10,808         1,388
                                                                           -------------------------------------------------------
   Total interest income                                                       124,798        10,200         134,998        24,127
Interest on deposits                                                            43,004         3,406          46,410         5,589
Other interest expense                                                           8,176            73           8,249         1,174
                                                                           -------------------------------------------------------
Net interest income                                                             73,618         6,721          80,339        17,364
Provision for loans losses                                                       6,235           134           6,369           300
                                                                           -------------------------------------------------------
Net interest income after provision for loan losses                             67,383         6,587          73,970        17,064
Other income                                                                     9,720           941          10,661         5,860
Operating expenses                                                              46,436         5,656          52,092        12,355
                                                                           -------------------------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and extraordinary items           30,667         1,872          32,539        10,569
Provision for income taxes                                                      10,050           657          10,707         4,408
                                                                           -------------------------------------------------------
Net income before merger and other related nonrecurring costs, net of tax       20,617         1,215          21,832         6,161
Merger and other related nonrecurring costs, net of tax                          1,674           -             1,674           -
   Net income                                                              $    18,943      $  1,215      $   20,158       $ 6,161
                                                                           =======================================================

Net income per share - basic (1)                                           $      1.90      $   1.13      $     1.88       $  1.28
                                                                           =======================================================

Average common shares outstanding (2)                                       10,858,000     1,080,000      11,595,964     4,803,000
                                                                           =======================================================

Net income per share - diluted (1)                                         $      1.77      $   0.95      $     1.75       $  1.25
                                                                           =======================================================

Average common and common equivalent shares
   outstanding (2)                                                          11,637,000     1,277,000      12,509,574     4,936,000
                                                                           =======================================================


                                                                                           Greater Bay, Bay
                                                                                           Commercial Services
                                                                                               & Coast
                                                                              Adjustments     Combined           Mt. Diablo
                                                                              -----------     --------           ----------
Interest on loans                                                             $     -       $  118,983         $    9,269
Interest on investment securities                                                   -           27,946                997
Other interest income                                                               -           12,196                642
                                                                              -------------------------------------------
   Total interest income                                                            -          159,125             10,908
Interest on deposits                                                                -           51,999              4,153
Other interest expense                                                              -            9,423                  6
                                                                              -------------------------------------------
Net interest income                                                                 -           97,703              6,749
Provision for loans losses                                                          -            6,669                790
                                                                              -------------------------------------------
Net interest income after provision for loan losses                                 -           91,034              5,959
Other income                                                                        -           16,521                709
Operating expenses                                                                  -           64,447              4,312
                                                                              -------------------------------------------
Income before provision for income taxes and                                        -
  merger and other related nonrecurring costs and extraordinary items               -           43,108              2,356
Provision for income taxes                                                          -           15,115                960
                                                                              -------------------------------------------
Net income before merger and other related nonrecurring costs, net of tax           -           27,993              1,396
Merger and other related nonrecurring costs, net of tax                             -            1,674                -
                                                                              -------------------------------------------
   Net income                                                                 $     -       $   26,319         $    1,396
                                                                              ===========================================
Net income per share - basic (1)                                              $     -       $     1.91         $     1.15
                                                                              ===========================================

Average common shares outstanding (2)                                         (1,709,868)   14,689,096          1,215,000
                                                                              ===========================================

Net income per share - diluted (1)                                            $     -       $     1.78               0.98
                                                                              ===========================================
Average common and common equivalent shares
   outstanding (2)                                                            (1,757,216)   15,688,358          1,423,000
                                                                              ===========================================

                                                                                                           Greater Bay, Bay
                                                                                                          Commercial Services,
                                                                                                           Coast & Mt. Diablo
                                                                                     Adjustments                Combined (3)
                                                                                     -----------                --------
Interest on loans                                                                    $    -                   $   128,252
Interest on investment securities                                                         -                        28,943
Other interest income                                                                     -                        12,838
                                                                                    -------------------------------------
   Total interest income                                                                  -                       170,033
Interest on deposits                                                                      -                        56,152
Other interest expense                                                                    -                         9,429
                                                                                    -------------------------------------
Net interest income                                                                       -                       104,452
Provision for loans losses                                                                -                         7,459
                                                                                    -------------------------------------
Net interest income after provision for loan losses                                       -                        96,993
Other income                                                                              -                        17,230
Operating expenses                                                                        -                        68,759
                                                                                    -------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and extraordinary items                     -                        45,464
Provision for income taxes                                                                -                        16,075
                                                                                    -------------------------------------
Net income before merger and other related nonrecurring costs, net of tax                 -                        29,389
Merger and other related nonrecurring costs, net of tax                                   -                         1,674
                                                                                    -------------------------------------
   Net income                                                                        $    -                        27,715
                                                                                    =====================================
Net income per share - basic (1)                                                     $    -                   $      1.86
                                                                                    =====================================

Average common shares outstanding (2)                                                (104,612)                 15,799,484
                                                                                    =====================================

Net income per share - diluted (1)                                                   $    -                   $      1.73
                                                                                    =====================================
Average common and common equivalent shares
   outstanding (2)                                                                    (122,520)                16,988,838
                                                                                    =====================================


































(1) Before merger and other related nonrecurring costs and extraordinary items
(2) Calculated as the historical Greater Bay weighted average shares plus the historical Mt. Diablo and Coast weighted average shares adjusted for the assumed conversion ratio of 0.9139 and 0.644, respectively.
(3) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).

        Unaudited Pro Forma Condensed Combined Statement of Operations
                     For the Year Ended December 31, 1997
                   (in thousands, except per share amounts)

                                                                                                        Great Bay &
                                                                                          Bay          Bay Commercial
                                                                             Greater   Commercial        Services
                                                                               Bay     Services           Combined       Coast
                                                                            --------   ---------       -------------     ------
Interest on loans .......................................................   $   78,278   $     7,137   $    85,415   $    14,383
Interest on investment securities .......................................        10,323         1,622        11,945         5,052
Other interest income ...................................................         9,660          --           9,660         1,244
                                                                           ------------------------------------------------------
   Total interest income ................................................        98,261         8,759       107,020        20,679
Interest on deposits ....................................................        33,565         2,860        36,425         4,172
Other interest expense ..................................................         3,447            96         3,543         1,455
                                                                           ------------------------------------------------------
Net interest income .....................................................        61,249         5,803        67,052        15,052
Provision for loans losses ..............................................         7,026            52         7,078           450
                                                                           ------------------------------------------------------
Net interest income after provision for loan losses .....................        54,223         5,751        59,974        14,602
Other income ............................................................         9,058           971        10,029         5,060
Operating expenses ......................................................        38,791         5,072        43,863        11,006
                                                                           ------------------------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and extraordinary items ...        24,490         1,650        26,140         8,656
Provision for income taxes ..............................................         8,784           588         9,372         3,501
                                                                           ------------------------------------------------------
Net income before merger and other related nonrecurring costs, net of
tax......................................................................        15,706         1,062        16,768         5,155
Merger and other related nonrecurring costs, net of tax .................         2,282          --           2,282          --
                                                                           ------------------------------------------------------
   Net income ...........................................................   $    13,424   $     1,062   $    14,486   $     5,155
                                                                           ======================================================

Net income per share - basic (1) ........................................   $      1.51   $      0.99   $      1.50   $      1.06
                                                                           ======================================================

Average common shares outstanding (2) ...................................    10,421,000     1,077,000    11,156,914     4,853,000
                                                                           ======================================================

Net income per share - diluted (1) ......................................   $      1.40   $      0.84   $      1.38   $      1.05
                                                                           ======================================================

Average common and common equivalent shares
   outstanding (2) ......................................................    11,254,000     1,258,000    12,113,591     4,931,000
                                                                           ======================================================
                                                                            Greater                                    Greater
                                                                            Bay, Bay                                   Bay, Bay
                                                                           Commercial                                 Commerical
                                                                            Services                                   Services,
                                                                            & Coast        Mt.                    Coast & Mt. Diablo
                                                           Ajustments       Combined      Diablo        Adjustments   Combined(3)
                                                           ----------       --------      -----         ----------    ------------
Interest on loans ........................................$        --       $    99,798   $     5,723   $       --    $  105,521
Interest on investment securities ........................         --            16,997           372           --        17,369
Other interest income ....................................         --            10,904           344           --        11,248
                                                           ----------------------------------------------------------------------
   Total interest income .................................         --           127,699         6,439           --       134,138
Interest on deposits .....................................         --            40,597         2,553           --        43,150
Other interest expense ...................................         --             4,998             3           --         5,001
                                                           ----------------------------------------------------------------------
Net interest income ......................................         --            82,104         3,883           --        85,987
Provision for loans losses ...............................         --             7,528           463           --         7,991
                                                           ----------------------------------------------------------------------
Net interest income after provision for loan losses ......         --            74,576         3,420           --        77,996
Other income .............................................         --            15,089           348           --        15,437
Operating expenses .......................................         --            54,869         2,627           --        57,496
                                                           ----------------------------------------------------------------------
  Income before provision for income taxes and
  merger and other related nonrecurring costs and
  extraordinary items .....................................        --            34,796         1,141           --        35,937
Provision for income taxes ...............................         --            12,873           427           --        13,300
                                                           ----------------------------------------------------------------------
Net income before merger and other related
nonrecurring costs, net of tax.............................        --            21,923           714           --        22,637
Merger and other related nonrecurring costs, net of tax ....       --             2,282            --           --         2,282
                                                           ----------------------------------------------------------------------
   Net income ............................................  $      --       $    19,641   $       714   $       --   $    20,355
                                                           ======================================================================
Net income per share - basic (1) .........................  $      --       $      1.53   $      0.68   $       --   $      1.48
                                                           ======================================================================
Average common shares outstanding (2) ...................   (1,727,668)      14,282,246     1,053,000      (90,663)   15,244,583
                                                           ======================================================================
Net income per share - diluted (1) .....................     $      --      $      1.43   $      0.63   $       --   $      1.39
                                                           ======================================================================
Average common and common equivalent shares
   outstanding (2) .....................................    (1,755,436)      15,289,155     1,136,000      (97,810)   16,327,345
                                                           ======================================================================

(1) Before merger and other related nonrecurring costs and extraordinary items
(2) Calculated as the historical Greater Bay weighted average shares plus the historical Mt. Diablo and Coast weighted average shares adjusted for the assumed conversion ratio of 0.9139 and 0.644, respectively.
(3) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).


                                  Unaudited Pro Forma Condensed Combined Statement of Operations
                                               For the Year Ended December 31, 1996
                                             (in thousands, except per share amounts)


                                                                                         Bay          Greater Bay
                                                                          Greater      Commercial   & Bay Commercial
                                                                            Bay         Services   Services Combined   Coast
                                                                            ---         --------   -----------------   -----
Interest on loans .................................................... $    57,379   $     6,463   $    63,842   $    12,845
Interest on investment securities ....................................       9,222         1,363        10,585         4,571
Other interest income ................................................       4,683          --           4,683           832
                                                                       -----------------------------------------------------
   Total interest income .............................................      71,284         7,826        79,110        18,248
Interest on deposits .................................................      23,744         2,351        26,095         3,435
Other interest expense ...............................................       1,174           106         1,280         1,378
                                                                       -----------------------------------------------------
Net interest income ..................................................      46,366         5,369        51,735        13,435
Provision for loans losses ...........................................       3,029          --           3,029           900
                                                                       -----------------------------------------------------
Net interest income after provision for loan losses ..................      43,337         5,369        48,706        12,535
Other income .........................................................       7,444         1,080         8,524         4,898
Operating expenses ...................................................      35,292         4,686        39,978        10,539
                                                                       -----------------------------------------------------
Income before provision for income taxes and .........................        --            --           --             --
  merger and other related nonrecurring costs and extraordinary
  items ..............................................................      15,489         1,763        17,252         6,894
Provision for income taxes ...........................................       5,735           680         6,415         2,766
                                                                       -----------------------------------------------------
Net income before merger and other related nonrecurring costs,
  net of tax .........................................................       9,754         1,083        10,837         4,128
Merger and other related nonrecurring costs, net of tax ..............       1,991          --           1,991          --
                                                                       -----------------------------------------------------
   Net income ........................................................ $     7,763   $     1,083   $     8,846   $     4,128
                                                                       =====================================================
Net income per share - basic (1) ..................................... $      0.97   $      1.01   $      1.01   $      0.85
                                                                       =====================================================
Average common shares outstanding (2) ................................  10,014,000     1,077,000    10,749,914     4,881,000
                                                                       =====================================================
Net income per share - diluted (1) ................................... $      0.91   $      0.89   $      0.94   $      0.84
                                                                       =====================================================
Average common and common equivalent shares
   outstanding (2) ...................................................  10,747,000     1,217,000    11,578,576     4,919,000
                                                                       =====================================================

                                                                          Greater Bay, Bay                        Greater Bay, Bay
                                                                         Commercial Services                     Commercial Services
                                                                              & Coast                            Coast & Mt. Diablo
                                                                Adjustments   Combined     Mt. Diablo  Adjustments    Combined(3)
                                                                -----------   --------     ----------  -----------    -----------
Interest on loans .............................................. $     --   $    76,687   $     3,545    $      --   $    80,232
Interest on investment securities ..............................       --        15,156           248           --        15,404
Other interest income ..........................................       --         5,515           276           --         5,791
                                                                 ---------------------------------------------------------------
   Total interest income .......................................       --        97,358         4,069           --       101,427
Interest on deposits ...........................................       --        29,530         1,672           --        31,202
Other interest expense .........................................       --         2,658          --             --         2,658
                                                                 ---------------------------------------------------------------
Net interest income ............................................       --        65,170         2,397           --        67,567
Provision for loans losses .....................................       --         3,929           181           --         4,110
                                                                 ---------------------------------------------------------------
Net interest income after provision for loan losses ............       --        61,241         2,216           --        63,457
Other income ...................................................       --        13,422           145           --        13,567
Operating expenses .............................................       --        50,517         1,995           --        52,512
                                                                 ---------------------------------------------------------------
Income before provision for income taxes and
  merger and other related nonrecurring costs and
  extraordinary items ..........................................       --        24,146           366           --        24,512
Provision for income taxes .....................................       --         9,181          (137)          --         9,044
                                                                 ---------------------------------------------------------------
Net income before merger and other related nonrecurring
  costs, net of tax ............................................       --        14,965           503           --        15,468
Merger and other related nonrecurring costs, net of tax ........       --         1,991          --             --         1,991
                                                                 ---------------------------------------------------------------
   Net income .................................................. $     --   $    12,974   $       503    $      --   $    13,477
                                                                 ===============================================================
Net income per share - basic (1) ............................... $     --   $      1.08   $      0.56    $      --   $      1.05
                                                                 ===============================================================
Average common shares outstanding (2) .......................... (1,737,636) 13,893,278       900,000        (77,490) 14,715,788
                                                                 ===============================================================
Net income per share - diluted (1) ............................. $     --   $      1.01   $      0.56    $      --   $      0.99
                                                                 ===============================================================
Average common and common equivalent shares
   outstanding (2) ............................................. (1,751,164) 14,746,412       900,000        (77,490) 15,568,922
                                                                 ===============================================================

(1) Before merger and other related nonrecurring costs and extraordinary items
(2) Calculated as the historical Greater Bay weighted average shares plus the historical Mt. Diablo and Coast weighted average shares adjusted for the assumed conversion ratio of 0.9139 and 0.644, respectively.
(3) For pro forma financial information related to the merger of Greater Bay and Mt. Diablo, see Greater Bay's Registration Statement on Form S-4, filed with the SEC on November 1, 1999, as amended on November 9, 1999 (Reg. No. 333-90025).